Exhibit 10.1

AMENDMENT TO
RETENTION PAYMENT AGREEMENT

This Amendment to Retention Payment Agreement (the “Amendment”) is entered into as of February 6, 2020 by and between Contango ORE, Inc., a Delaware corporation (the “Company”), and ____________________ (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive previously entered into that certain Retention Payment Agreement effective as of February 6, 2020 (the “Agreement”);

WHEREAS, Section 10 of the Agreement allows the Agreement to be amended by an instrument in writing signed by the party against whom such amendment is sought to be enforced; and

WHEREAS, the Company and the Executive desire to amend the Agreement to extend the CIC Period;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.            Section 1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

Upon the consummation of a Change in Control (the “CIC Date”) during the period from the Effective Date until August 6, 2025 (the “CIC Period”), the Company, or its successor, shall pay to the Executive a one-time cash bonus in a lump sum amount of [●] (the “Retention Payment”) within 30 days following the CIC Date; provided that either (i) the Executive remains continuously employed by, or in the service of, the Company from the Effective Date until the CIC Date, or (ii) the Executive’s employment or service with the Company is terminated by the Company without Cause within 60 days prior to the CIC Date.

2.            Except as otherwise specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Executive has executed the Amendment and the Company has caused this Amendment to be executed in its name and on its behalf by its duly authorized officer, to be effective as of the date set forth above.

EXECUTIVE:

Signature: ________________________________________

Name: ___________________________________________

Date: ____________________________________________

COMPANY:

By: /s/ Rick Van Nieuwenhuyse

Name: Rick Van Nieuwenhuyse

Its: President and CEO

Date: February 6, 2020